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                                                                EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in Registration Statement No. 333-45672 on Form S-8 of Belmont Bancorp. of our report dated January 30, 2001 on the consolidated financial statements of Belmont Bancorp. as of December 31, 2000 and 1999 and for the two years then ended, which report is included in this Annual Report on Form 10-K.


/s/Crowe, Chizek and Company LLP
Columbus, Ohio
March 26, 2001